                                                                EXHIBIT 10.19


                     Indemnification Agreement for Directors
                     ---------------------------------------

   The form of Indemnification Agreement for directors filed as Exhibit 10.27 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1989, has been entered into with the following individuals on the dates indicated:

             Individual                         Data
             ----------                         ----
             Andrew S. Berwick, Jr.          March 23, 1989
             Frederick P. Furth              March 23, 1989
             Edward W. Gibbons               March 23, 1989
             Todd Goodwin                      May 24, 1989
             Leonard I. Green                March 23, 1989
             Ralph T. McElvenney, Jr.        March 23, 1989
             Harold M. Messmer, Jr.          March 23, 1989
             Charles E. F. Millard           March 23, 1989
             Frederick A. Richman            March 15, 1994
             Thomas J. Ryan                  March 23, 1989
             J. Stephen Schaub               March 23, 1989

   Pursuant to Instruction 2 to Item 601 of Regulation S-K, the individual Indemnification Agreements are not being filed.